Exhibit 21

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
Acadiana Expansion Parcel, LLC	Louisiana
Acadiana Mall CMBS, LLC	Delaware
Acadiana Mall of Delaware, LLC	Delaware
Acadiana Outparcel, LLC	Delaware
Akron Mall Land, LLC	Delaware
Alamance Crossing CMBS, LLC	Delaware
Alamance Crossing II, LLC	North Carolina
Alamance Crossing, LLC	North Carolina
APWM, LLC	Georgia
Arbor Place GP, Inc.	Georgia
Arbor Place II, LLC	Delaware
Arbor Place Limited Partnership	Georgia
Asheville Mall CMBS, LLC	Delaware
Asheville, LLC	North Carolina
Atlanta Outlet Outparcels, LLC	Delaware
Atlanta Outlet Shoppes, LLC	Delaware
Bonita Lakes Mall Limited Partnership	Mississippi
Brookfield Square Joint Venture	Ohio
Brookfield Square Parcel, LLC	Wisconsin
Burnsville Center SPE, LLC	Delaware
C.H. of Akron II, LLC	Delaware
Cary Venture Limited Partnership	Delaware
CBL & Associates Limited Partnership	Delaware
CBL & Associates Management, Inc.	Delaware
CBL Brazil-Brasilia Member, LLC	Delaware
CBL Brazil-Juiz de Fora Member, LLC	Delaware
CBL Brazil-Macae Member, LLC	Delaware
CBL Brazil-Macapa Member, LLC	Delaware
CBL Brazil-Manaus Member, LLC	Delaware
CBL Brazil-Tenco SC Member, LLC	Delaware
CBL El Paso Member, LLC	Delaware
CBL El Paso Outparcel Member, LLC	Texas
CBL El Paso Pref Lender, LLC	Delaware
CBL Gettysburg Member, LLC	Delaware
CBL Grandview Forum, LLC	Mississippi
CBL Holdings I, Inc.	Delaware
CBL Holdings II, Inc.	Delaware
CBL Lee's Summit East, LLC	Missouri
CBL Lee's Summit Peripheral, LLC	Missouri
CBL Morristown, LTD.	Tennessee
CBL Old Hickory Mall, Inc.	Tennessee
CBL RM-Waco, LLC	Texas

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
CBL SM-Brownsville, LLC	Texas
CBL Statesboro Member, LLC	Georgia
CBL SubREIT, Inc.	Maryland
CBL Terrace Limited Partnership	Tennessee
CBL Triangle Town Member, LLC	North Carolina
CBL Walden Park, LLC	Texas
CBL Woodstock Investments Member, LLC	Georgia
CBL Woodstock Member, LLC	Georgia
CBL Woodstock Outparcel Member, LLC	Georgia
CBL/BFW Kiosks, LLC	Delaware
CBL/Brookfield I, LLC	Delaware
CBL/Brookfield II, LLC	Delaware
CBL/Cary I, LLC	Delaware
CBL/Cary II, LLC	Delaware
CBL/Cherryvale I, LLC	Delaware
CBL/Citadel I, LLC	Delaware
CBL/Citadel II, LLC	Delaware
CBL/Columbia I, LLC	Delaware
CBL/Columbia II, LLC	Delaware
CBL/Columbia Place, LLC	Delaware
CBL/Eastgate I, LLC	Delaware
CBL/Eastgate II, LLC	Delaware
CBL/Eastgate Mall, LLC	Delaware
CBL/Fayette I, LLC	Delaware
CBL/Fayette II, LLC	Delaware
CBL/Foothills Plaza Partnership	Tennessee
CBL/GP Cary, Inc.	North Carolina
CBL/GP I, Inc.	Tennessee
CBL/GP II, Inc.	Wyoming
CBL/GP III, Inc.	Mississippi
CBL/GP V, Inc.	Tennessee
CBL/GP VI, Inc.	Tennessee
CBL/GP, Inc.	Wyoming
CBL/Gulf Coast, LLC	Florida
CBL/High Pointe GP, LLC	Delaware
CBL/High Pointe, LLC	Delaware
CBL/Huntsville, LLC	Delaware
CBL/Imperial Valley GP, LLC	California
CBL/J I, LLC	Delaware
CBL/J II, LLC	Delaware
CBL/Kentucky Oaks, LLC	Delaware
CBL/Kirkwood Mall, LLC	Delaware
CBL/Low Limited Partnership	Wyoming
CBL/Madison I, LLC	Delaware

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
CBL/Madison II, LLC	Delaware
CBL/Midland I, LLC	Delaware
CBL/Midland II, LLC	Delaware
CBL/Monroeville Expansion I, LLC	Pennsylvania
CBL/Monroeville Expansion II, LLC	Pennsylvania
CBL/Monroeville Expansion III, LLC	Pennsylvania
CBL/Monroeville Expansion Partner, L.P.	Pennsylvania
CBL/Monroeville Expansion, L.P.	Pennsylvania
CBL/Monroeville I, LLC	Delaware
CBL/Monroeville II, LLC	Pennsylvania
CBL/Monroeville III, LLC	Pennsylvania
CBL/Monroeville Partner, L.P.	Pennsylvania
CBL/Monroeville, L.P.	Pennsylvania
CBL/MS General Partnership	Delaware
CBL/MSC II, LLC	South Carolina
CBL/MSC, LLC	South Carolina
CBL/Nashua Limited Partnership	New Hampshire
CBL/Old Hickory I, LLC	Delaware
CBL/Old Hickory II, LLC	Delaware
CBL/Park Plaza GP, LLC	Arkansas
CBL/Park Plaza Mall, LLC	Delaware
CBL/Park Plaza, Limited Partnership	Arkansas
CBL/Parkdale Crossing GP, LLC	Delaware
CBL/Parkdale Crossing, L.P.	Texas
CBL/Parkdale Mall GP, LLC	Delaware
CBL/Parkdale, LLC	Texas
CBL/Regency I, LLC	Delaware
CBL/Regency II, LLC	Delaware
CBL/Richland G.P., LLC	Texas
CBL/Stroud, Inc.	Pennsylvania
CBL/Sunrise Commons GP, LLC	Delaware
CBL/Sunrise Commons, L.P.	Texas
CBL/Sunrise GP, LLC	Delaware
CBL/Sunrise Land, LLC	Texas
CBL/Sunrise XS Land, L.P.	Texas
CBL/T-C, LLC	Delaware
CBL/Towne Mall I, LLC	Delaware
CBL/Towne Mall II, LLC	Delaware
CBL/Wausau I, LLC	Delaware
CBL/Wausau II, LLC	Delaware
CBL/Wausau III, LLC	Delaware
CBL/Wausau IV, LLC	Delaware
CBL/Westmoreland Ground, LLC	Delaware
CBL/Westmoreland I, LLC	Delaware

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
CBL/Westmoreland II, LLC	Pennsylvania
CBL/Westmoreland, L.P.	Pennsylvania
CBL/York Town Center GP, LLC	Delaware
CBL/York Town Center, LLC	Delaware
CBL/York, Inc.	Pennsylvania
CBL-706 Building, LLC	North Carolina
CBL-708 Land, LLC	North Carolina
CBL-840 GC, LLC	Virginia
CBL-850 GC, LLC	Virginia
CBL-BA Building, LLC	North Carolina
CBL-Brassfield Shopping Center, LLC	North Carolina
CBL-Caldwell Court, LLC	North Carolina
CBL-D'Iberville Member, LLC	Mississippi
CBL-FC Building, LLC	North Carolina
CBL-Friendly Center, LLC	North Carolina
CBL-Garden Square, LLC	North Carolina
CBL-Hunt Village, LLC	North Carolina
CBL-LP Office Building, LLC	North Carolina
CBL-New Garden Crossing, LLC	North Carolina
CBL-Northwest Centre, LLC	North Carolina
CBL-Oak Hollow Square, LLC	North Carolina
CBL-OB Business Center, LLC	North Carolina
CBL-Offices at Friendly, LLC	North Carolina
CBL-One Oyster Point, LLC	Virginia
CBL-PB Center I, LLC	Virginia
CBL-Shops at Friendly II, LLC	North Carolina
CBL-Shops at Friendly, LLC	North Carolina
CBL-ST Building, LLC	North Carolina
CBL-Sunday Drive, LLC	North Carolina
CBL-TRS Joint Venture II, LLC	Delaware
CBL-TRS Joint Venture, LLC	Delaware
CBL-TRS Member I, LLC	Delaware
CBL-TRS Member II, LLC	Delaware
CBL-Two Oyster Point, LLC	Virginia
CBL-Westridge Square, LLC	North Carolina
CBL-Westridge Suites, LLC	North Carolina
Charleston Joint Venture	Ohio
Chattanooga Insurance Company Ltd	Bermuda
Cherryvale Mall, LLC	Delaware
Chesterfield Mall LLC	Delaware
Chicopee Marketplace III, LLC	Massachusetts
CHM/Akron, LLC	Delaware
Citadel Mall CMBS, LLC	Delaware
Citadel Mall DSG, LLC	South Carolina

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
Coastal Grand, LLC	Delaware
Cobblestone Village at Palm Coast, LLC	Florida
College Station Partners, Ltd.	Texas
Columbia Joint Venture	Ohio
Columbia Place/Anchor, LLC	South Carolina
Coolsprings Crossing Limited Partnership	Tennessee
Coolsprings Mall, LLC	Tennessee
Courtyard at Hickory Hollow Limited Partnership	Delaware
Cross Creek Mall SPE, L.P.	North Carolina
Cross Creek Mall, LLC	North Carolina
Crossings at Marshalls Creek I LLC	Pennsylvania
Crossings at Marshalls Creek II LLC	Pennsylvania
Crossings at Marshalls Creek Limited Partnership	Pennsylvania
CV at North Columbus, LLC	Georgia
CVPC-Lo, LLC	Florida
CVPC-Outparcels, LLC	Florida
CW Joint Venture LLC	Delaware
Dakota Square Mall CMBS, LLC	Delaware
Dallan Acquisitions, LLC	Delaware
Deco Mall, LLC	Delaware
Development Options Centers, LLC	Delaware
Development Options, Inc.	Wyoming
Development Options/Cobblestone, LLC	Florida
DM-Cayman II, Inc.	Cayman Islands
DM-Cayman, Inc.	Cayman Islands
Dunite Acquisitions, LLC	Delaware
Eastgate Company	Ohio
Eastgate Crossing CMBS, LLC	Delaware
Eastgate Mall CMBS, LLC	Delaware
Eastland Holding I, LLC	Illinois
Eastland Holding II, LLC	Illinois
Eastland Mall, LLC	Delaware
Eastland Medical Building, LLC	Illinois
Eastland Member, LLC	Illinois
El Paso Outlet Center Holding, LLC	Delaware
El Paso Outlet Center II, LLC	Delaware
El Paso Outlet Center Manager, Inc.	Delaware
El Paso Outlet Center, LLC	Delaware
El Paso Outlet Outparcels, LLC	Delaware
ERMC II, L.P.	Tennessee
ERMC III Property Management Company, LLC	Tennessee
ERMC IV, LP	Tennessee
ERMC Support Services, LLC	Tennessee
Evin Acquisitions, LLC	Delaware

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
Fashion Square Mall CMBS, LLC	Delaware
Fayette Development Property, LLC	Kentucky
Fayette Mall SPE, LLC	Delaware
Fayette Plaza CMBS, LLC	Delaware
FHM Anchor, LLC	Tennessee
FHP Expansion GP I, LLC	Tennessee
FHP Expansion GP II, LLC	Tennessee
Foothills Mall Associates, LP	Tennessee
Foothills Mall, Inc.	Tennessee
Frontier Mall Associates Limited Partnership	Wyoming
Galleria Associates, L.P., The	Tennessee
GCTC Peripheral III, LLC	Florida
GCTC Peripheral IV, LLC	Florida
GCTC Peripheral V, LLC	Florida
Georgia Square Associates, Ltd.	Georgia
Georgia Square Partnership	Georgia
Gettysburg Outlet Center GP, Inc.	Delaware
Gettysburg Outlet Center Holding, LLC	Delaware
Gettysburg Outlet Center, LLC	Delaware
Gettysburg Outlet Center, LP	Pennsylvania
Governor's Square Company IB	Ohio
Governor's Square Company	Ohio
Greenbrier Mall II, LLC	Delaware
Greenbrier Mall, LLC	Delaware
Gulf Coast Town Center CMBS, LLC	Delaware
Gulf Coast Town Center Peripheral I, LLC	Florida
Gulf Coast Town Center Peripheral II, LLC	Florida
Gunbarrel Commons, LLC	Tennessee
Hamilton Corner CMBS General Partnership	Tennessee
Hamilton Corner GP I LLC	Delaware
Hamilton Corner GP II LLC	Delaware
Hamilton Crossing CMBS, LLC	Delaware
Hamilton Insurance Company, LLC	Tennessee
Hamilton Place Mall General Partnership	Tennessee
Hamilton Place Mall/GP I, LLC	Delaware
Hamilton Place Mall/GP II, LLC	Delaware
Hammock Landing Collecting Agent, LLC	Florida
Hammock Landing/West Melbourne, LLC	Florida
Hanes Mall DSG, LLC	North Carolina
Harford Mall Business Trust	Maryland
Henderson Square Limited Partnership	North Carolina
Hickory Hollow Courtyard, Inc.	Delaware
Hickory Hollow Mall Limited Partnership	Delaware
Hickory Hollow Mall, Inc.	Delaware

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
Hickory Hollow/SB, LLC	Tennessee
Hickory Point Outparcels, LLC	Illinois
Hickory Point, LLC	Delaware
Hickory Point-OP Outparcel, LLC	Illinois
High Point Development Limited Partnership	North Carolina
High Point Development Limited Partnership II	North Carolina
High Pointe Commons Holding GP, LLC	Delaware
High Pointe Commons Holding II-HAP GP, LLC	Pennsylvania
High Pointe Commons Holding II-HAP, LP	Pennsylvania
High Pointe Commons Holding, LP	Pennsylvania
High Pointe Commons II-HAP, LP	Pennsylvania
High Pointe Commons, LP	Pennsylvania
Hixson Mall, LLC	Tennessee
Honey Creek Mall Member SPE, LLC	Delaware
Honey Creek Mall, LLC	Indiana
Houston Willowbrook LLC	Texas
Imperial Valley Commons, L.P.	California
Imperial Valley Mall GP, LLC	Delaware
Imperial Valley Mall II, L.P.	California
Imperial Valley Mall, L.P.	California
Imperial Valley Peripheral, L.P.	California
IV Commons, LLC	California
IV Outparcels, LLC	California
Janesville Mall Limited Partnership	Wisconsin
Janesville Wisconsin, Inc.	Wisconsin
Jarnigan Road II, LLC	Delaware
Jarnigan Road Limited Partnership	Tennessee
Jefferson Mall CMBS, LLC	Delaware
Jefferson Mall Company II, LLC	Delaware
JG Gulf Coast Town Center, LLC	Ohio
JG Randolph II, LLC	Delaware
JG Randolph, LLC	Ohio
JG Saginaw II, LLC	Delaware
JG Saginaw, LLC	Ohio
JG Winston-Salem, LLC	Ohio
Kentucky Oaks Mall Company	Ohio
Kirkwood Mall Acquisitions, LLC	Delaware
Kirkwood Mall Mezz, LLC	Delaware
Lakes Mall, LLC, The	Michigan
Lakeshore/Sebring Limited Partnership	Florida
Lakeview Pointe, LLC	Oklahoma
Landing at Arbor Place II, LLC, The	Delaware
Laredo/MDN II Limited Partnership	Texas
Laurel Park Retail Holding LLC	Michigan

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
Laurel Park Retail Properties LLC	Delaware
Layton Hills Mall CMBS, LLC	Delaware
LeaseCo, Inc.	New York
Lebcon Associates	Tennessee
Lebcon I, Ltd.	Tennessee
Lee Partners	Tennessee
Lexington Joint Venture	Ohio
LHM-Utah, LLC	Delaware
Madison Grandview Forum, LLC	Mississippi
Madison Ground, LLC	Mississippi
Madison Joint Venture	Ohio
Madison Plaza Associates, Ltd.	Alabama
Madison Square Associates, Ltd.	Alabama
Madison/East Towne, LLC	Delaware
Madison/West Towne, LLC	Delaware
Mall Del Norte, LLC	Texas
Mall of South Carolina Limited Partnership	South Carolina
Mall of South Carolina Outparcel Limited Partnership	South Carolina
Mall Shopping Center Company, L.P.	Texas
Maryville Department Store Associates	Tennessee
Maryville Partners, L.P.	Tennessee
MDN/Laredo GP II, LLC	Delaware
MDN/Laredo GP, LLC	Delaware
Meridian Mall Company, Inc.	Michigan
Meridian Mall Limited Partnership	Michigan
Mid Rivers Land LLC	Delaware
Mid Rivers Mall CMBS, LLC	Delaware
Midland Mall LLC	Delaware
Midland Venture Limited Partnership	Michigan
Milford Marketplace, LLC	Connecticut
Monroeville Anchor Limited Partnership	Pennsylvania
Montgomery Partners, L.P.	Tennessee
Mortgage Holdings II, LLC	Delaware
Mortgage Holdings, LLC	Delaware
Newco Mortgage, LLC	Delaware
NewLease Corp.	Tennessee
North Charleston Joint Venture II, LLC	Delaware
Northpark Mall/Joplin, LLC	Delaware
Northwoods Mall CMBS, LLC	Delaware
Oak Park Holding I, LLC	Kansas
Oak Park Mall, LLC	Delaware
OK City JV, LLC	Delaware
OK City Member, LLC	Delaware
OK City Outlets II, LLC	Delaware

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
OK City Outlets, LLC	Delaware
Old Hickory Mall Venture	Tennessee
Old Hickory Mall Venture II, LLC	Delaware
Panama City Mall, LLC	Delaware
Panama City Peripheral, LLC	Florida
Park Plaza Mall CMBS, LLC	Delaware
Parkdale Crossing CMBS, LLC	Delaware
Parkdale Crossing GP, Inc.	Texas
Parkdale Crossing Limited Partnership	Texas
Parkdale Mall Associates	Texas
Parkdale Mall CMBS, LLC	Delaware
Parkdale Mall, LLC	Texas
Parkway Place Limited Partnership	Alabama
Parkway Place SPE, LLC	Delaware
Parkway Place, Inc.	Alabama
Pavilion at Port Orange, LLC, The	Florida
Pavilion Collecting Agent, LLC, The	Florida
Pearland Ground, LLC	Texas
Pearland Hotel Operator, Inc.	Texas
Pearland Town Center GP, LLC	Delaware
Pearland Town Center Limited Partnership	Texas
Pearland-OP Parcel 8, LLC	Texas
POM-College Station, LLC	Texas
Port Orange Holdings II, LLC	Florida
Port Orange I, LLC	Florida
Port Orange Town Center, LLC	Delaware
PPG Venture I, LP	Delaware
Promenade D'Iberville, LLC, The	Mississippi
Property Taxperts, LLC	Nevada
Racine Joint Venture	Ohio
Racine Joint Venture II, LLC	Delaware
Renaissance Fayetteville Road III, LLC	North Carolina
Renaissance Member II, LLC	Delaware
Renaissance Retail LLC	North Carolina
Renaissance SPE Member, LLC	Delaware
River Ridge Mall, LLC	Virginia
Rivergate Mall Limited Partnership	Delaware
Rivergate Mall, Inc.	Delaware
Seacoast Shopping Center Limited Partnership	New Hampshire
Shoppes at Hamilton Place, LLC, The	Tennessee
Shoppes at Panama City, LLC	Florida
Shoppes at St. Clair CMBS, LLC	Delaware
Shoppes at St. Clair Square, LLC	Illinois
Shopping Center Finance Corp.	Wyoming

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
Shops at Pineda Ridge, LLC, The	Florida
South County Shoppingtown LLC	Delaware
Southaven Towne Center II, LLC	Delaware
Southaven Towne Center, LLC	Mississippi
Southpark Mall CMBS, LLC	Delaware
Southpark Mall, LLC	Virginia
Southpark Mall-DSG, LLC	Virginia
Springdale/Mobile GP II, Inc.	Alabama
Springdale/Mobile GP, Inc.	Alabama
Springhill/Coastal Landing, LLC	Florida
St. Clair Square GP I, LLC	Illinois
St. Clair Square GP, Inc.	Illinois
St. Clair Square Limited Partnership	Illinois
St. Clair Square SPE, LLC	Delaware
Statesboro Crossing, LLC	Georgia
Stroud Mall LLC	Pennsylvania
SubREIT Investor-Boston General Partnership	Massachusetts
SubREIT Investor-Boston GP I, LLC	Massachusetts
Sutton Plaza GP, Inc.	New Jersey
Towne Mall Company	Ohio
Triangle Town Center, LLC	Delaware
Triangle Town Member, LLC	North Carolina
Turtle Creek Limited Partnership	Mississippi
Valley View Mall SPE, LLC	Delaware
Village at Newnan Crossing, LLC, The	Georgia
Village at Orchard Hills, LLC	Michigan
Village at Rivergate Limited Partnership	Delaware
Village at Rivergate, Inc.	Delaware
Volusia Mall GP, Inc.	New York
Volusia Mall Limited Partnership	New York
Volusia Mall Member SPE, LLC	Delaware
Volusia Mall, LLC	Florida
Volusia-OP Peripheral LLC	Florida
Walnut Square Associates Limited Partnership	Wyoming
Waterford Commons of CT III, LLC	Connecticut
Wausau Center CMBS, LLC	Delaware
Wausau Joint Venture	Ohio
Wausau Penney CMBS, LLC	Delaware
Wausau Penney Investor Joint Venture	Ohio
West County Mall CMBS, LLC	Delaware
West County Shoppingtown LLC	Delaware
West Melbourne Holdings II, LLC	Florida
West Melbourne I, LLC	Delaware
West Melbourne Town Center LLC	Delaware

Subsidiaries of the Company
As of December 31, 2012

Subsidiary	State of Incorporation or Formation
West Towne District, LLC	Wisconsin
Westgate Crossing Limited Partnership	South Carolina
Westgate Mall CMBS, LLC	Delaware
Westgate Mall II, LLC	Delaware
Westgate Mall Limited Partnership	South Carolina
Whitehall Station, LLC	Missouri
Wilkes-Barre Marketplace GP, LLC	Pennsylvania
Wilkes-Barre Marketplace I, LLC	Pennsylvania
Wilkes-Barre Marketplace, L.P.	Pennsylvania
Willowbrook Plaza Limited Partnership	Maine
WMTC-Peripheral, LLC	Florida
WNC Shopping Center, LLC	North Carolina
Woodstock GA Investments LLC	Delaware
WPMP Holding LLC	Delaware
York Galleria Limited Partnership	Virginia
York Town Center Holding GP, LLC	Delaware
York Town Center Holding, LP	Pennsylvania
York Town Center, LP	Pennsylvania